UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2023

Goldman Sachs Private Credit Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-1920145	92-3241797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 West Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)

(212) 902-0300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.02.	Unregistered Sales of Equity Securities.

As of June 1, 2023, Goldman Sachs Private Credit Corp. (the “Company”) sold unregistered Class I shares (“Shares”) (with the final number of Shares being determined on June 21, 2023). The offer and sale of the Shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, Regulation D thereunder and/or Regulation S thereunder. The following table details the Shares sold:

Date of Unregistered Sale	Amount of Class I Shares	Consideration
As of June 1, 2023 (number of shares finalized on June 21, 2023)	5,708,842	$143,577,382

The sale of Shares was made pursuant to subscription agreements entered into by the Company and the purchasers thereof. The Company relied, in part, upon representations from the purchasers in the subscription agreements that each purchaser was an accredited investor (as defined in Regulation D under the Securities Act) and/or Non-U.S. Person (as defined in Regulation S under the Securities Act).

Item 7.01.	Regulation FD Disclosure.

April 2023 Distribution

As previously disclosed in Amendment No. 1 to the Company’s Registration Statement on Form 10 (the “Form 10/A”), on April 26, 2023, the Board of Directors of the Company declared a distribution per share with respect to the Shares, as described below (the “April Distribution”):

	Distribution(1)	Annualized Distribution Yield(2)
Class I Shares	$0.17 per share	9.9%

(1)	Distribution per share is rounded to two decimal places.
(2)

Annualized distribution yield reflects the current month’s distribution per share annualized and divided by the current month end net asset value (“NAV”) per share. The annualized distribution yield calculation began on April 6, 2023, the date the Company held its initial closing and commenced operations and reflects the actual distribution per share paid.

The April Distribution was paid on or about May 30, 2023 to stockholders of record as of the open of business on April 28, 2023.

The April Distribution was paid in cash or reinvested in Shares for stockholders participating in the Company’s distribution reinvestment plan.

May 2023 Distribution

On May 3, 2023, the Board of Directors of the Company declared a regular distribution per share with respect to the Shares, as described below (the “May Distribution”).

	Distribution(1)	Annualized Distribution Yield(2)
Class I Shares	$0.21 per share	10.0%

(1)	Distribution per share is rounded to two decimal places.
(2)	Annualized distribution yield reflects the current month’s distribution per share annualized and divided by the current month end NAV per share and reflects the actual distribution per share paid.

The May Distribution is payable on or about June 28, 2023 to stockholders of record as of the open of business on May 31, 2023.

The May Distribution will be paid in cash or reinvested in Shares for stockholders participating in the Company’s distribution reinvestment plan.

Total Return Based on NAV

As of April 30, 2023, the total return based on NAV was as follows:

Inception-to-Date
Class I Shares(1)	1.2%

(1)

Total return based on NAV is calculated as the change in NAV per share during the period, plus distributions per share (assuming distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Performance calculations began on April 6, 2023, the date the Company commenced operations.

As of May 31, 2023, the total return based on NAV was as follows:

	Inception-to- Date	1-Month
Class I Shares(1)	2.1%	0.9%

(1)

Total return based on NAV is calculated as the change in NAV per share during the period, plus distributions per share (assuming distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Performance calculations began on April 6, 2023, the date the Company commenced operations.

Item 8.01.	Other Events.

Net Asset Value (as of April 30, 2023)

As of April 30, 2023, the Company’s NAV was $253.9 million. The NAV per share as of April 30, 2023, as determined in accordance with the Company’s valuation policy, is set forth below.

NAV as of April 30, 2023
Class I Shares	$25.13

The following tables related to Median EBITDA and average loan-to-value present certain information related to the Company as of April 10, 2023, the date on which the Company closed the Warehousing Transactions (as defined and described in the Form 10/A).

Median EBITDA (as of April 10, 2023)

The following table sets forth median EBITDA as of April 10, 2023:

Median EBITDA as of April 10, 2023
Median EBITDA(1)	$107 million

(1)

Median EBITDA is calculated with respect to all private investments, including investments for which fair value is determined by Goldman Sachs Asset Management (in its capacity as the investment manager / valuation designee of the Company) (with assistance, at least quarterly, from a third-party valuation firm, and overseen by the Board of Directors of the Company) and, in the case of median EBITDA only, excludes investments where net debt to EBITDA may not be the appropriate measure of credit risk. Figures are derived from the financial statements most recently obtained by Goldman Sachs Asset Management.

Average Loan-to-Value (as of April 10, 2023)

The following table sets forth average loan-to-value as of April 10, 2023:

Average Loan-to- Value as of April 10, 2023
Average loan-to-value(1)	41%

(1)

Average loan-to-value includes all private debt investments for which fair value is determined by the Company’s valuation process and excludes quoted assets. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of the Company’s total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of April 10, 2023.

Net Asset Value (as of May 31, 2023)

As of May 31, 2023, the Company’s NAV was $330.7 million. The NAV per share as of May 31, 2023, as determined in accordance with the Company’s valuation policy, is set forth below.

NAV as of May 31, 2023
Class I Shares	$25.15

As of May 31, 2023, the fair value of the Company’s investment portfolio was approximately $428.88 million.

Fund Leverage (as of May 31, 2023)

The following table sets forth fund leverage as of May 31, 2023:

Fund Leverage as of May 31, 2023
Fund Leverage(1)	0.3x

(1)	Fund leverage is calculated using the average daily borrowings by the Company during the month divided by average net assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2023	GOLDMAN SACHS PRIVATE CREDIT CORP. (Registrant)

	By:	/s/ Alex Chi
	Name:	Alex Chi
	Title:	Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer and Co-President